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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  October 26, 2006
                                                         (October 26, 2006)


                            GEORGIA GULF CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       1-9753                 58-1563799
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)        Identification Number)

115 Perimeter Center Place, Suite 460, Atlanta, GA                 30346
    (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, including area code: (770) 395-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     The following information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 26, 2006, Georgia Gulf Corporation issued a press release announcing expectations regarding financial and operating results for the third quarter 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into Item 2.02 of this Form 8-K by reference.


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1     Press Release Dated October 26, 2006






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated: October 26, 2006

                                  Georgia Gulf Corporation

                                  By: /s/ JOEL I. BEERMAN
                                      ------------------------------------------
                                      Name:  Joel I. Beerman
                                      Title: Vice President, General Counsel and
                                             Secretary




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                                  EXHIBIT INDEX

99.1     Press Release dated October 26, 2006